UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported) June 16, 2006
The Enstar Group, Inc.

(Exact name of registrant as specified in its charter)

Georgia	0-07477	63-0590560

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Madison Avenue, Montgomery, Alabama	36104

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (334) 834-5483
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☑ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     On June 20, 2006, The Enstar Group, Inc. (the “Company”) issued a press release announcing that a subsidiary of its partially owned equity affiliate, Castlewood Holdings Limited (“Castlewood Holdings”), entered into a definitive agreement with Dukes Place Holdings, L.P. (“Dukes Place”), a portfolio company of GSC Partners, for the purchase of a U.K. company that owns two reinsurance companies, both of which are currently in run-off. In the same press release the Company also announced that a subsidiary of Castlewood Holdings, in an unrelated transaction, also entered into a definitive agreement with Dukes Place for the purchase of a minority interest in a U.S. holding company that owns two property and casualty insurers based in the U.S., both of which are in run-off. A copy of this press release is furnished as Exhibit 99.1 to this report.
* * *
     On May 24, 2006, Enstar and Castlewood announced that they executed a definitive merger agreement. In connection with the proposed merger, Castlewood intends to file a registration statement, which will include a proxy statement prepared by Enstar, and other materials with the Securities and Exchange Commission (“SEC”). Investors are urged to read these documents when they become available because they will contain important information about Castlewood, Enstar, the proposed merger and related matters. Investors will be able to obtain free copies of the registration statement and proxy statement, as well as other filed documents containing information about Castlewood, Enstar, the proposed merger and related matters, at http://www.sec.gov, the SEC’s website. Enstar, Castlewood and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Enstar shareholders with respect to the proposed merger. Information about Enstar’s directors and executive officers is available in Enstar’s proxy statement for its 2006 annual meeting of shareholders, dated April 27, 2006. Additional information about the interests of potential participants will be included in the registration statement and proxy statements and other materials filed with the SEC.
* * *
     This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include statements about the intent, belief or current expectations of Enstar and its management team regarding Castlewood Holdings’ acquisitions and the acquisitions’ expected completion dates. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. Important factors currently known to management that could cause actual results to differ materially from those in forward-looking statements contained in this Current Report on Form 8-K include adverse changes in the companies’ financial results and conditions, changes in general economic and business conditions, as well as other risks identified in Item 1A. “Risk Factors” to Enstar’s Form 10-K for the year ended December 31, 2005. Furthermore, Castlewood may not be able to complete the proposed transactions on the terms summarized above or other acceptable terms, or at all, due to a number of factors, including but not limited to the failure (i) to obtain governmental and regulatory approvals and decisions or (ii) to satisfy other closing conditions. Neither Enstar nor Castlewood undertakes any obligation to update any written or oral forward-looking statements or publicly announce any updates or revisions to any of the forward-looking statements contained herein, to reflect any change in its expectations with regard thereto or any change in events, conditions, circumstances or assumptions underlying such statements, except as required by law.
Item 9.01. Financial Statements and Exhibits
(d)   Exhibits
      99.1 Press Release of The Enstar Group, Inc., dated June 20, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2006	THE ENSTAR GROUP, INC.
	By:	/s/ Cheryl D. Davis
Cheryl D. Davis
Chief Financial Officer, Vice President of Corporate Taxes and Secretary

Exhibit Index

99.1	Press Release dated June 20, 2006